October 2019 Company Overview Copyright © 2019 Verrica Pharmaceuticals. All rights reserved. Exhibit 99.2

Certain information contained in this presentation and statements made orally during this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Verrica’s own internal estimates and research. While Verrica believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. While Verrica believes its internal research is reliable, such research has not been verified by any independent source. This presentation contains forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our clinical results and other future conditions.  All statements other than statements of historical facts contained in this presentation, including statements regarding future results of operations and financial position, business strategy, current and prospective product candidates, planned clinical trials and preclinical activities, product approvals, degree of market acceptance of approved products, research and development costs, current and prospective collaborations, timing and likelihood of success, plans and objectives of management for future operations, and future results of anticipated product candidates, are forward-looking statements. The words ”may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.    The information in this presentation, including without limitation the forward-looking statements contained herein, represent our views as of the date of this presentation. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.  The forward-looking statements in this presentation involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the drug development process and the regulatory approval process, our reliance on third parties over which we may not always have full control, and other risks and uncertainties that are described in our Annual Report on Form 10-K for the year ended December 31, 2018, filed with the U.S. Securities and Exchange Commission (SEC) on March 7, 2019, and our other filings made with the SEC. New risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risk factors and uncertainties.  There can be no assurance that the opportunity will meet your investment objectives, that you will receive a return of all or part of such investment. Investment results may vary significantly over any given time period. The appropriateness of a particular investment or strategy will depend on an investor's individual circumstances and objectives. We recommend that investors independently evaluate specific investments and strategies.  DISCLAIMER

Developing novel dermatology products Providing meaningful benefit for people living with skin diseases Reinventing Skin Science by focusing on development and commercialization Late-stage medical dermatology company

INVESTMENT HIGHLIGHTS

★ **Two of the Largest Unmet Needs in Dermatology**
- Prevalence of ~6 million in molluscum contagiosum[(1)] and ~22 million in common warts in the U.S.[(2)]
- No FDA approved drugs to treat molluscum or warts

★ **New Drug Application (NDA) Submitted for VP-102 for the Treatment of Molluscum Contagiosum**

★ **Positive Phase 3 Results in Molluscum Contagiosum**
- Achieved statistical significance for primary endpoints in our Phase 3 CAMP-1 and CAMP-2 pivotal trials for VP-102
- P-value <0.0001 for primary endpoint in both pivotal trials

★ **Positive Phase 2 Results in Common Warts**
- VP-102 achieved positive results on both the primary endpoint of complete clearance of all treatable warts at Week 12 (Day 84) and the secondary endpoint of the percentage reduction of warts

★ **Innovative Product Candidate**
- Drug-device combination of a topical formulation in a proprietary single-use applicator

★ **Physician Acceptance**
- 95% of pediatric dermatologists have used API[(3)]

★ **Barriers to Competition**
- New chemical entity regulatory exclusivity upon approval
- IP pending on product candidate, including on novel formulation, applicator and methods of use
- Drug-device combination makes a 'true generic' unlikely

★ **Proven Team**
- Industry-leading, experienced management team with extensive clinical development and product launch experience

(1) Prevalence in the US of 5.1% to 11.5% in children aged 0-16 years. (Fam Pract. 2014 Apr;31(2):130-6). US Census estimates ~69.4MM children aged 0 to 16 years in 2016.
(2) IMS National Disease and Therapeutic Index (NDTI) Rolling 5 Years Ending June 2016. Nguyen et al, Laser Treatment of Nongenital Verrucae A Systemic Review. JAMA Dermatology. 2016; 152(9): 1025-1033
(3) Based on a survey of 115 dermatologists the results of which have been extrapolated to pediatric dermatologists.

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Copyright © 2019 Verrica Pharmaceuticals. All rights reserved.

OUR PRODUCT PORTFOLIO Phase 2 ready assuming leverage of data from VP-102. We retain exclusive, royalty-free rights to our product candidates across all indications globally Preclinical Phase 1 Phase 2 Phase 3 NDA submission Next Expected Milestone VP-102 Molluscum Contagiosum FDA acceptance of NDA Common Warts Initiate pivotal trials in 1Q 2020 External Genital Warts Topline Phase 2 results in 2H 2020 VP-103 Plantar Warts(1) IND submission in 4Q 2019 two of the largest unmet needs in dermatology Prevalence in the US of 5.1% to 11.5% in children aged 0-16 years. (Fam Pract. 2014 Apr;31(2):130-6). US Census estimates ~69.4MM children aged 0 to 16 years in 2016. IQVIA projected dataset for 12 months ending October 2017 IMS National Disease and Therapeutic Index (NDTI) Rolling 5 Years Ending June 2016. Nguyen et al, Laser Treatment of Nongenital Verrucae A Systemic Review. JAMA Dermatology. 2016; 152(9): 1025-1033 IQVIA Anonymous Longitudinal Patient Level Data (APLD) for 12 months ending September 2018 Prevalence in U.S. Common Warts US Prevalence of ~22 million(3) with ~1.5 million diagnosed annually(4) 22M 1.5M Patients Diagnosed Annually Not Diagnosed 5.1 million Molluscum US Prevalence of ~6 million(1) with ~1 million diagnosed annually(2) 85% 15% Diagnosed 0.9 million

The problem Molluscum Contagiosum

MOLLUSCUM BACKGROUND ETIOLOGY AND CLINICAL PRESENTATION OVERVIEW Caused by a pox virus Primarily infects children, with the highest incidence occurring in children <14 years old Highly contagious If untreated, lesions persist an average of 13 months, with some cases remaining unresolved for 2+ years Often leads to anxiety and social challenges for the patients and parents and negatively impacts quality of life Transmission Skin to skin contact Sharing of contaminated objects (e.g., clothing, towels, swimming pool toys) Diagnosis & Symptoms Typically 10 to 30 lesions 100+ lesions can be observed Lesions may be the only sign of infection and are often painless Can be diagnosed with skin biopsy to differentiate from other lesions Complications Skin irritation, inflammation, and re-infection Follicular or papillary conjunctivitis if lesions on eyelids Cellulitis Copyright © 2019 Verrica Pharmaceuticals. All rights reserved.

CURRENT TREATMENTS FOR MOLLUSCUM ARE NOT FDA APPROVED AND HAVE MANY LIMITATIONS DESCRIPTION LIMITATIONS Cryotherapy Freezing the lesions with liquid nitrogen Pain and scarring Unsuitable for use in children Curettage Using a curette or a surgical instrument with a scoop at the tip to scrape the lesions Pain and scarring Unsuitable for use in children Laser Surgery Applying a laser to target and destroy the lesions Pain, cost and lack of availability Unsuitable for use in children Topical Products Applying various acids (e.g. salicylic acid), creams or blistering solutions to destroy the lesions Unproven efficacy Off-Label Drugs Retinoids, antiviral medicines, or immune modulating therapies Limited efficacy Side-effects Natural Remedies Applying natural oils (e.g. tea tree oil) with antimicrobial properties Unproven efficacy Pain, irritation and allergic reactions Broad use limited by unproven efficacy, scarring, lack of availability, safety concerns & pain Significantly undertreated patient population

The solution VP-102

VP-102 IS A PROPRIETARY DRUG-DEVICE COMBINATION OF CANTHARIDIN ADMINISTERED THROUGH OUR SINGLE-USE PRECISION APPLICATOR GMP-controlled formulation of cantharidin with: API that is greater than 99% pure Defined pharmaceutical batch process Long-term, room temperature stability Visualization agent to see which lesions have been treated Bittering agent to mitigate oral ingestion by children Copyright © 2019 Verrica Pharmaceuticals. All rights reserved.

Molluscum Clinical Evidence

CANTHARIDIN ELICITS A DUAL RESPONSE IN THE SKIN

1 Superficial blistering of lesional skin

Cantharidin is a vesicant, causing the pharmacodynamic response of blistering in the skin.

Once applied, cantharidin activates neutral serine proteases that cause degeneration of the desmosomal plaque and intraepidermal blistering.[1]



Desmosome Cleavage and Blister Formation

2 Elicits Inflammation & Immune Response

Cantharidin stimulates leukocyte infiltration (e.g., neutrophils, macrophages, B and T cells and eosinophils) and the release of chemokines and cytokines including TNF-a, IL-8 and CXCL-5.[2]


Lymphocyte
Neutrophil
Eosinophil
Macrophage

(1) J Invest Dermatol. 1962 Jul;39:39-45.
(2) J Immunol Methods. 2001 Nov 1;257(1-2):213-20.2

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Copyright © 2019 Verrica Pharmaceuticals. All rights reserved.

SIGNIFICANT CLINICAL PROGRESS OF VP-102 FOR THE TREATMENT OF MOLLUSCUM TRIAL AND STATUS FORMULATION / APPLICATION METHOD TRIAL DESIGN TRIAL OBJECTIVES PHASE 3 Pivotal Trial CAMP-1 Complete VP-102 N=266 Conducted under SPA Randomized, double blind, multi-center, placebo controlled To evaluate the efficacy of dermal application of VP-102 relative to placebo for complete clearance at day 84 To assess the safety and tolerability of VP-102 Pivotal Trial CAMP-2 Complete VP-102 N=262 Randomized, double blind, multi-center, placebo controlled To evaluate the efficacy of dermal application of VP-102 relative to placebo for complete clearance at day 84 To assess the safety and tolerability of VP-102 PHASE 2 Innovate Trial Complete VP-102 Open-label, single-center N=33 To determine possible systemic exposure from a single 24-hour application of VP-102 To confirm safety and efficacy with applicator Pilot Trial Complete Our proprietary formula of cantharidin used in VP-102, applied with the wooden stick part of a cotton-tipped swab Open-label, single-center N=30 To evaluate safety and efficacy and determine optimal treatment duration

Population WE HAVE successfully COMPLETED TWO PIVOTAL PHASE 3 TRIALS (CAMP-1 & CAMP-2) IN MOLLUSCUM Trial Design Two identically designed, randomized, double-blinded, multicenter, placebo controlled trials CAMP-1 conducted under FDA Special Protocol Assessment (SPA) Endpoints Primary: Percent of subjects with complete clearance of molluscum at Day 84 Secondary: Percent of subjects with complete clearance at week 3, 6, and 9 Safety & tolerability Subjects 2+ years of age with MC lesions who have not received any type of treatment within the past 14 days Enrollment complete with 266 subjects for CAMP-1 and 262 subjects for CAMP-2 Application Study drug (VP-102 or placebo) is administered topically to all treatable lesions every 21 days until clearance or a maximum of 4 applications VP-102 or placebo will be left on for 24 hours before removal with soap and warm water 12-week study period

Demographics in phase 3 molluscum trials Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2)

Molluscum history for subjects in phase 3 trials Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2) * Active atopic dermatitis was determined by concomitant medication usage of the following medications during the study: topical corticosteroids, topical calcineurin inhibitors, and/or PDE-4 inhibitors.

PHASE 3 Studies in molluscum DEMONSTRATE statistically significant efficacy on Primary endpoint of complete CLEARANCE Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2)

PHASE 3 Studies in molluscum DEMONSTRATE statistically significant efficacy on Percent Reduction of Lesions Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2)

Safety summary for molluscum Phase 3 trials Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2)

MC Commercial Opportunity

Realizing the Molluscum Opportunity Prevalence in the US of 5.1% to 11.5% in children aged 0-16 years. (Fam Pract. 2014 Apr;31(2):130-6). US Census estimates ~69.4MM children aged 0 to 16 years in 2016. IQVIA projected dataset for 12 months ending October 2017 Not Diagnosed 5.1 million US Prevalence of ~6 million in molluscum(1) with ~1 million diagnosed annually(2) 85% 15% Diagnosed 0.9 million

DERMATOLOGISTS ARE FAMILIAR WITH VP-102’s API & WOULD USE IF AVAILABLE Pompei DT et al. Cantharidin Therapy: Practice patterns and attitudes of health care providers. Journal of the American Academy of Dermatology. 2013; 68(6). Survey of 400 healthcare providers, 87.7% of responders were US based dermatologists. Company survey of 40 physicians. Physicians who do not use the API of VP-102 stated inaccessibility as a primary reason why they are not using(1) Physicians reported they would use VP-102 if the cost of the drug was covered(2) ~70% 87%

Physicians are highly favorable to VP-102 profile Physician Qualitative research- one-hour individual interviews [n=30 Pediatricians, 13 Dermatologist, 5 Pediatric Dermatologists] Derms and Ped Derms (1) Pediatricians (1) 5.6 6.3 Efficacy Efficacy KEY REASONS TO USE IF APPROVED Convenience of administration Frustrated with not treating and having no viable options Scale of 1 (unlikely to use at all) to 7 (highly likely to use) Precise and pain free application FDA approval Fits into their current office model KEY REASONS TO USE IF APPROVED

INITIAL PAYER RESEARCH SUGGESTS FAVORABLE REIMBURSEMENT LANDSCAPE FOR VP-102 Source: Third party study commissioned by the Company. COHORT SIZE AVERAGE LIVES COVERED Medical Directors 7 9.8M Pharmacy Directors 6 4.2M IDN Stakeholders 2 6.5M The 15 Payer Organizations and Plans Represented in the Interviews Cover a Total of 105 Million Commercial & Medicaid Lives

INITIAL PAYER RESEARCH SUGGESTS FAVORABLE REIMBURSEMENT LANDSCAPE FOR VP-102 1 2 3 4 Payers interviewed recognize a significant unmet need for molluscum contagiosum and lack of an effective treatment Some of the key concerns mentioned about the undertreatment of the condition include the risk of infection, scarring, or spread of the disease Payers perceived VP-102 to be highly favorable based on the majority of patients experiencing clearance within 12 weeks Given the unmet need and favorable clinical outcomes in Phase 2 trials, payers anticipate the majority of patients would have access to VP-102 with minimal to no restrictions Source: Third party study commissioned by the Company. Key Takeaways

INTEGRATED COMMERCIAL APPROACH WITH MULTIPLE STRATEGIC LEVERS Buy and Bill or Specialty Pharmacy KOL Engagement Specialized Sales Team Disease Awareness Dedicated Institutional Team Increase treatment seekers through cost- efficient consumer advertising Specialists to promote to pediatric dermatologists in academic settings and group practices Targeting office based dermatologists and select pediatricians Distribution with supportive HUB services Dedicated field reimbursement Team Strong established relationships and support Commercial Strategy

VP-102 designed to be clinician administered and intend to distribute through specialty product channels, if approved Note: For illustrative purposes only. If approved, actual distribution channels and support services may change as strategy is finalized. Distribution model will be supported by a patient and HCP services platform (HUB) Benefits investigation/verification to determine coverage Full reimbursement support for miscellaneous J-code under medical benefit (1) Prior authorization support Co-pay/co-insurance assistance Dedicated field reimbursement team to support physician offices Specialty Distributor Specialty Pharmacy Physician Office “White Bag” “Buy and Bill” Potential Physician Reimbursement Opportunities “Buy and Bill” “White Bag” Office visit Office visit Procedure for lesion destruction Procedure for lesion destruction VP-102 (ASP + X%) Verrica intends to file for a product-specific J-code for VP-102

PRE-COMMERCIALIZATION ACTIVITIES ONGOING ENGAGEMENT AT KEY CONFERENCES Poster Presentation National and Regional Meetings National and Regional Meetings DISEASE AWARENESS Caregiver MC education through digital and social tools HCP MC education through congresses, speaker programs, and professional journal space Trade distribution channel development Customer segment insights Brand strategy, customer segmentation, and targeting Commercial systems infrastructure OTHER

VERRICA HAS SEVERAL POTENTIAL WAYS TO MAINTAIN EXCLUSIVITY

Regulatory Exclusivity

5.5 years of exclusivity for cantharidin as API potentially available upon approval (inclusive of potential for 6 months for pediatric indication)

Compounding Pharmacies

If VP-102 is approved, traditional compounding pharmacies will NOT be able to continue compounding cantharidin regularly or in inordinate amounts, except under patient specific circumstances as prescribed by a physician.

The FDA has the authority to regulate compounders. Improper compounding can result in monetary fines plus felony convictions in case of repeat offenses and intent to fraud/mislead.

Manufacturing

VP-102 has the potential to address stability issues with standard packaging and container/ closure systems

Limited commercial CMOs with facilities for handling highly potent and highly flammable liquid products

Entered into a supply agreement for naturally-sourced cantharidin; subject to specified minimum annual purchase orders and forecasts, supplier agreed that it will not supply cantharidin, any beetles or other raw material from which cantharidin is derived to any other customer in North America

True Generic Unlikely

Unlikely to receive approval under an ANDA due to uniqueness from patent pending protection and significant differences likely between VP-102 and potential competitors

Cannot do traditional PK/bioequivalence study (no blood level profile for VP-102)

May require new clinical studies with new formulation and new delivery approach that shows equivalence without violating any of Verrica's IP

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Copyright © 2019 Verrica Pharmaceuticals. All rights reserved.

OVERVIEW OF INTELLECTUAL PROPERTY PORTFOLIO

	KEY CLAIMS AND PATENT APPLICATIONS	VALUE TO VERRICA
1	Our specific formulation (VP-102), key safety additions and novel cantharidin formulations (PCT/US2014/052184)	May prevent generics from copying our ether-free formulation or from making similar formulations
	Single use applicator containing cantharidin formulations (PCT/US2014/052184)	May prevent generics from utilizing a single-use applicator for cantharidin that contains both a glass ampule to maintain product stability and a filter placed prior to dispensing tip, which helps increase administration accuracy and prevents direct contact with skin
2	Specific design of our commercial applicator (PCT/US2018/036353)	May prevent generics from utilizing a similar applicator
3	Methods of use for cantharidin in the treatment of molluscum (PCT/US2018/037808 and PCT/US2018/036353)	May prevent generics from a similar treatment regimen and label
4	Methods for purifying cantharidin and analyzing cantharidin or cantharidin solutions (PCT/US2016/14139)	May force generics to find alternative methodologies to produce GMP cantharidin or determine if their API or drug product is GMP compliant
5	Methods for complete cantharidin synthesis (PCT/US2015/066487)	Synthetic version would reduce risks of outside contaminants and environmental factors affecting the naturally-sourced API. May prevent generics competing with a synthetic version of cantharidin

Any patents issued from our applications are projected to expire between 2034 and 2039, excluding any patent term adjustment and patent term extensions

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Copyright © 2019 Verrica Pharmaceuticals. All rights reserved.

Our Opportunity in Common Warts

VERRUCA VULGARIS (COMMON WARTS) ETIOLOGY AND CLINICAL PRESENTATION OVERVIEW Caused by human papilloma virus (HPV) Infects patients of all ages Persistent infection, highly refractory Typically 2-5 lesions No FDA approved drug for the treatment of common warts Transmission Skin to skin contact Touching of contaminated objects Diagnosis & Symptoms Dome shaped flesh-colored lesions commonly on the hands, fingers, knees or elbows Lesions may occur in groups or in a linear pattern Lesions can cause considerable pain and discomfort, may spread with skin trauma, and can be itchy Complications Scarring may occur Dyspigmentation of affected areas Bacterial superinfection of lesions Irritation, pain, and redness of surrounding skin Copyright © 2019 Verrica Pharmaceuticals. All rights reserved.

WE HAVE successfully COMPLETED A PHASE 2 STUDY (COVE-1) IN common WARTS Study Design Cohort 1: one center Cohort 2: four centers Efficacy, safety & tolerability Endpoints Primary Percent of subjects with complete clearance of all treatable warts (baseline and new) at Day 84 Secondary Percent of subjects achieving complete clearance of all treatable warts at Visits 2, 3, and 4 Change from baseline in number (%) of treatable warts at Day 84 Patients Cohort 1: 21 subjects 2+ years of age with common warts, who have not received any type of treatment within the past 14 days Application Study drug (VP-102) is administered topically to each treatable wart to a maximum of 4 applications Cohort 1 is treated until clear, Cohort 2 receives one additional treatment at the first visit clearance was observed up to a maximum of 4 total applications Frequency of administration is at least 14 days (Cohort 1) or 21 days (Cohort 2) Paring was allowed in Cohort 2 VP-102 will be left on for 24 hours before removal with soap and warm water Open label study with two cohorts Cohort 2: 35 subjects 12+ years of age with common warts, who have not received any type of treatment within the past 14 days

Demographics in cove-1 STUDY Cohort 1 VP-102 (N=21) Cohort 2 VP-102 (N=35) Randomized 21 35 Age (years) Mean 38 38 Median 37 42 Min, Max 7, 83 12, 67 Gender (N (%)) Female 11 (52.4%) 22 (62.9%) Male 10 (47.6%) 13 (37.1%)

Wart history for subjects in cove-1 STUDY Cohort 1 VP-102 (N=21) Cohort 2 VP-102 (N=35) Time Since Clinical Diagnosis (months) 70.3 15.9 Age at Diagnosis (mean, years) 32.1 36.4 Any Previous Treatments for Common Warts? (Yes) 3 (14.3%) 24 (68.6%) Wart Number at Baseline (mean) 2.19 1.65

VP-102 demonstrated Clinically meaningful efficacy on Primary endpoint of complete CLEARANCE in COVE-1 STUDY

VP-102 demonstrated Clinically meaningful efficacy on Percent Change in number of common warts from baseline in COVE-1 STUDY adverse events in cove-1 study (incidence≥5%)*

Adverse Events for Cove-1 Study by Severity (incidence≥5%)

REALIZING THE COMMON WARTS OPPORTUNITY

US Prevalence of **~22 million in common warts**[1] with **~1.5 million diagnosed annually**[2]

22M
Prevalence in U.S.



1.5M
Patients Diagnosed Annually

(1) IMS National Disease and Therapeutic Index (NDTI) Rolling 5 Years Ending June 2016. Nguyen et al, Laser Treatment of Nongenital Verrucae A Systemic Review. JAMA Dermatology. 2016; 152(9): 1025-1033
(2) IQVIA Anonymous Longitudinal Patient Level Data (APLD) for 12 months ending September 2018

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Copyright © 2019 Verrica Pharmaceuticals. All rights reserved.

Our Opportunity in External Genital Warts

CONDYLOMA ACUMINATUM (GENITAL WARTS)

OVERVIEW

Caused by human papilloma virus (HPV)

Lesions on the surface of the skin in the genital and perianal regions

Highly contagious and recurrences are common

Treatment options have limitations

ETIOLOGY AND CLINICAL PRESENTATION

Transmission

- Skin to skin contact
- Spread through sexual contact

Diagnosis & Symptoms

- Can be flat, dome-shaped, keratotic, pedunculated and cauliflower-shaped
- Lesions may occur singularly, in clusters, or as plaques
- Lesions can be itchy, and can cause pain and discomfort



Complications

- Irritation, pain, and redness of surrounding skin
- Dyspigmentation of affected areas
- Scarring may occur
- Bacterial superinfection of lesions

Copyright © 2019 Verrica Pharmaceuticals. All rights reserved.

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PHASE 2 STUDY (CARE) IN EXTERNAL GENITAL WARTS (EGW)

Study Design

- Multi-center, double-blind, placebo-controlled
- Dose regimen, efficacy, safety & tolerability
- Study comprised of two parts (A and B)
  Primary objective of Part A is to identify the two best dosing regimens for evaluation in Part B

Endpoints

Primary
Percent of subjects with complete clearance of all treatable warts at Day 84

Secondary
Percent of subjects achieving complete clearance of all treatable warts at Visits 2, 3, and 4

Patients

Part A: ~18 subjects 18+ years of age with 2-30 external genital and/or perianal warts for ≥ 4 weeks at baseline visit

Part B: ~90 subjects 18+ years of age with 2-30 external genital and/or perianal warts for ≥ 4 weeks at baseline visit

Application

- Study drug (VP-102) is administered topically to each treatable wart to a maximum of 4 applications or until complete clearance
- Part A: To include 3 treatment groups with a 2-hour, 6-hour and 24-hour duration of skin exposure before removal with soap and warm water
  Part B: Two selected treatment dosing regimens (duration of skin exposure) based on Part A with follow up period through Day 147
- Frequency of administration is every 21 days

Copyright © 2019 Verrica Pharmaceuticals. All rights reserved.

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DATE EVENT 1Q 2019 Positive topline results from two pivotal Phase 3 trials in molluscum 2Q 2019 Positive topline results from Phase 2 trial in common warts 2Q 2019 Initiate Phase 2 trial in external genital warts 3Q 2019 VP-102 NDA submission in molluscum 4Q 2019 FDA acceptance of VP-102 NDA submission in molluscum 4Q 2019 VP-103 IND submission in plantar warts 1Q 2020 Initiate pivotal Phase 3 trials in common warts 2H 2020 Topline results from Phase 2 trial in external genital warts SIGNIFICANT recent and EXPECTED MILESTONES

INVESTMENT HIGHLIGHTS

Two of the Largest Unmet Needs in Dermatology
- Prevalence of ~6 million in molluscum contagiosum[(1)] and ~22 million in common warts in the U.S.[(2)]
- No FDA approved drugs to treat molluscum or warts

New Drug Application (NDA) Submitted for VP-102 for the Treatment of Molluscum Contagiosum

Positive Phase 3 Results in Molluscum Contagiosum
- Achieved statistical significance for primary endpoints in our Phase 3 CAMP-1 and CAMP-2 pivotal trials for VP-102
- P-value <0.0001 for primary endpoint in both pivotal trials

Positive Phase 2 Results in Common Warts
- VP-102 achieved positive results on both the primary endpoint of complete clearance of all treatable warts at Week 12 (Day 84) and the secondary endpoint of the percentage reduction of warts

Innovative Product Candidate
- Drug-device combination of a topical formulation in a proprietary single-use applicator

Physician Acceptance
- 95% of pediatric dermatologists have used API[(3)]

Barriers to Competition
- New chemical entity regulatory exclusivity upon approval
- IP pending on product candidate, including on novel formulation, applicator and methods of use
- Drug-device combination makes a 'true generic' unlikely

Proven Team
- Industry-leading, experienced management team with extensive clinical development and product launch experience

(1) Prevalence in the US of 5.1% to 11.5% in children aged 0-16 years. (Fam Pract. 2014 Apr;31(2):130-6). US Census estimates ~69.4MM children aged 0 to 16 years in 2016.
(2) IMS National Disease and Therapeutic Index (NDTI) Rolling 5 Years Ending June 2016. Nguyen et al, Laser Treatment of Nongenital Verrucae A Systemic Review. JAMA Dermatology. 2016; 152(9): 1025-1033
(3) Based on a survey of 115 dermatologists the results of which have been extrapolated to pediatric dermatologists.

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Copyright © 2019 Verrica Pharmaceuticals. All rights reserved.

Appendix

HISTORICAL COMPOUNDED CANTHARIDIN PRESENTS A NUMBER OF LIMITATIONS Varying concentration Evaporation of volatile solvents leads to concentration increases Patients can receive more drug than clinically necessary resulting in excessive blistering Inconsistent purity and lack of controlled product manufacturing Risk of impurities present such as residual solvents and pesticides Lack of reimbursement Not FDA approved and therefore not eligible for drug reimbursement Inconvenient and variable administration Application with the wooden stick part of a cotton-tipped swab can lead to patients receiving more drug than necessary Inability for physicians to identify where the drug has been applied Limited availability Illegal to import formulated cantharidin Generally not available in hospitals and academic settings, which require FDA approved product Only an estimated 7% of 503B compounders produce formulations containing cantharidin(1) 2 1 3 5 4 Based on 57 503B facilities and 4 compounders of cantharidin per FDA database (January – June 2019).

MANAGEMENT TEAM WITH EXTENSIVE PRODUCT LAUNCH AND DERMATOLOGY EXPERIENCE Selected Launched Products Copyright © 2019 Verrica Pharmaceuticals. All rights reserved. A. Brian Davis Chief Financial Officer Ted White President & Chief Executive Officer Patrick Burnett MD, PhD Chief Medical Officer Joe Bonaccorso Chief Commercial Officer

BOARD OF DIRECTORS Sean Stalfort Director Glenn Oclassen Director Mark Prygocki Director Gary Goldenberg, MD Director Ted White President & Chief Executive Officer Paul Manning Chairman Craig Ballaron Director

HIGHLY ACCLAIMED SCIENTIFIC ADVISORY BOARD Waldman Chair of Dermatology, Icahn School of Medicine at Mount Sinai Former President of the American Academy of Dermatology Mark Lebwohl, MD Chief of Dermatology at the Albert Einstein School of Medicine  Steven Cohen, MD Professor of Dermatology and Pediatrics at the St. Louis University School of Medicine Elaine Siegfried, MD Head of the Division of Dermatology at Feinberg School of Medicine at Northwestern University Anthony Mancini, MD Professor at the University of Vermont College of Medicine Janice Pelletier, MD Director of the residency training program and professor at UNC Dean Morrell, MD Founder Former Chief Scientific Officer of Verrica Matt Davidson, PhD Chief of Pediatric and Adolescent Dermatology, Rady Children’s Hospital – San Diego Lawrence Eichenfield, MD Dermatologist at Golden State Dermatology Robert Greenberg, MD